NOTE PAYABLE	6 Months Ended
Jun. 30, 2015
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
6.	NOTE PAYABLE

The Company entered into two Securities Purchase Agreements with Dominion Capital pursuant to which the Company issued a 12% Promissory Note in the principal amount of $2,850 due and payable on December 23, 2015 in cash or stock or a combination at the Company’s option. The Notes Payable can be prepaid at any time equal to 110% of the principal and guaranteed interest.

The February 23, 2015 Note contains certain customary Events of Default and if triggered the interest rate on the Note shall equal to the lesser of 24% per annum or the maximum rate permitted under state law at the time of the default.

The Notes Payable are secured by the Company’s rights, title and interest in and to that certain Asset Purchase Agreement, dated November 7, 2014, by and among the Company, Regenicin, Inc., Clark Corporate Law Group, LLP, and Gordon & Rees, LLP and that certain Option Agreement, dated November 7, 2014, by and between the Company and Lonza Walkersville.

As part of the financing, Dominion received 8,333 shares of the Company’s restricted common stock valued at $102 and recorded as deferred financing on the balance sheet and will be amortized over the term of the loan.